UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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The China Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE CHINA FUND, INC.

c/o State Street Bank and Trust Company

P.O. Box 5049, 2 Avenue de Lafayette, 6th Floor

Boston, Massachusetts 02206-5049

January 28, 2008

Dear Stockholders:

The Annual Meeting of Stockholders of The China Fund, Inc. (the “Fund”) will be held at 9:00 A.M. on Thursday, March 6, 2008, at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019. A Notice and Proxy Statement regarding the meeting, proxy card for your vote at the meeting, and postage prepaid envelope in which to return your proxy are enclosed.

The matters on which you, as a stockholder of the Fund, are being asked to vote are (i) the election of two Fund Directors and (ii) the approval of the elimination of the Fund’s fundamental investment policy requiring at least 65% of the Fund’s assets to be invested in the equity securities of China companies. Stockholders present at the Annual Meeting will hear a report on the Fund and will have an opportunity to discuss matters of interest to them. The Board of Directors recommends that you elect to the Board the nominees who are standing for election and approve the proposed change to the Fund’s investment policies.

Respectfully,

/S/ Mary Moran Zeven
MARY MORAN ZEVEN Secretary

STOCKHOLDERS ARE STRONGLY URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO ENSURE A QUORUM AT THE MEETING.

THE CHINA FUND, INC.

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

March 6, 2008

To the Stockholders of

The China Fund, Inc.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The China Fund, Inc. (the “Fund”) will be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, on Thursday, March 6, 2008, at 9:00 A.M., local time, for the following purposes:

1.	To elect two Class III directors to serve for a term expiring on the date on which the annual meeting of stockholders is held in 2011;

2.	To approve the elimination of the Fund’s fundamental investment policy requiring at least 65% of the Fund’s assets to be invested in the equity securities of China companies; and

3.	To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on January 4, 2008 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments thereof.

You are cordially invited to attend the meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. You may nevertheless vote in person at the meeting if you choose to attend. The enclosed proxy is being solicited by the Board of Directors of the Fund.

By order of the Board of Directors,

/S/ Mary Moran Zeven
MARY MORAN ZEVEN Secretary

January 28, 2008

THE CHINA FUND, INC.

c/o State Street Bank and Trust Company

P.O. Box 5049, 2 Avenue de Lafayette, 6th Floor

Boston, Massachusetts 02206-5049

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The China Fund, Inc. (the “Fund”) for use at the Annual Meeting of Stockholders, to be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, on Thursday, March 6, 2008, at 9:00 A.M., local time, and at any adjournments thereof.

This Proxy Statement and the form of proxy are being mailed to stockholders on or about January 28, 2008. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary, The China Fund, Inc., c/o State Street Bank and Trust Company, P.O. Box 5049, 2 Avenue de Lafayette, 6th Floor, Boston, Massachusetts 02206-5049), or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, for the election of the directors described in this Proxy Statement and for the approval of elimination investment policy of the Fund with respect to investments in China companies. Abstentions are included in the determination of the number of shares present and voting at the meeting.

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions will have no effect on Proposal 1, for which the required vote is a majority of the votes cast, but will effectively be “no” votes on Proposal 2 for which the required vote is either more than 50% of the outstanding shares or 67% of the shares present at the meeting provided that more than 50% of the outstanding shares are present.

The Board of Directors has fixed the close of business on January 4, 2008 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournments thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 14,575,961 shares of common stock.

Management of the Fund knows of no item of business other than those mentioned in Proposals 1 and 2 of the Notice of Meeting that will be presented for consideration at the meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended October 31, 2007 to any stockholder requesting such report. Requests for the annual report should be made by writing to The China Fund, Inc., c/o The Altman Group, Inc., 1275 Valley Brook Avenue, Lyndhurst, New Jersey 07071, Attention: Sylvia Hermina, by accessing the Fund’s website at www.chinafundinc.com or, or by calling (800) 249-7105.

PROPOSAL 1

ELECTION OF DIRECTORS

The Fund’s By-Laws provide that the Board shall be divided into three classes: Class I, Class II and Class III. The terms of office of the present directors in each class expire at the Annual Meeting in the year indicated or thereafter in each case when their respective successors are elected and qualified: Class III, 2008, Class I, 2009 and Class II, 2010. At each subsequent annual election, directors that are chosen to succeed those whose terms are expiring will be identified as being in the same class and will be elected for a three-year term. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

The terms of Messrs. Nigel Tulloch and Alan Tremain will expire at the 2008 Annual Meeting of Stockholders. Mr. Tremain, who has reached the Fund’s mandatory retirement age, will not stand for election. Mr. William Kirby was elected as a Director by the Board as a Class III Director in September 2007 in anticipation of Mr. Tremain’s retirement. Persons named in the accompanying form of proxy intend in the absence of contrary instructions to vote all proxies for the election of Messrs. Tulloch and Kirby to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in 2011, or until his successor is elected and qualified. Each nominee has indicated that he will serve if elected. If a nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as is designated by the Board of Directors to replace the nominee. The election of a Director will require the affirmative vote of a majority of the votes cast at the meeting. For this purpose, abstentions will have no effect on the outcome of the election.

Information Concerning the Nominee and Members of the Board of Directors

The following table provides information concerning each of the Directors and the nominee of the Board of Directors of the Fund each of whom is not an “interested person” of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”), and therefore is deemed to be “independent.” The nominees are listed first in the table. The terms of the Class I and Class II Directors do not expire this year.

Name (Age) and Address of Directors or Nominees for Director	Principal Occupation or Employment During Past Five Years and Other Directorships in Publicly Held Companies	Director Since	Number of Portfolios in Fund Complex Overseen by Directors	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(1)(2)
Independent Directors or Nominees
Class III
Nigel S. Tulloch (61) 7 Circe Circle Dalkeith WA6009 Australia	Chief Executive, HSBC Asset Management Bahamas Limited (1986-1992); Director, The HSBC China Fund Limited (1992-2005).	1992	1	$10,001-$50,000	$10,001-$50,000

Name (Age) and Address of Directors or Nominees for Director	Principal Occupation or Employment During Past Five Years and Other Directorships in Publicly Held Companies	Director Since	Number of Portfolios in Fund Complex Overseen by Directors	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(1)(2)
Class III (continued)
William Kirby (57) Harvard University CGIS South Building 1730 Cambridge Street Cambridge, MA 02138	Director, John K. Fairbank Center for Chinese Studies, Harvard University (2006-present); Chairman, Harvard China Fund (2006-present); Harvard University Distinguished Service Professor (2006-present); Dean of the Faculty of Arts and Sciences Harvard University (2002-2006)	2007	1	$0	$0
Alan Tremain (72) Placido Mer 5200 North Flagler, #25 WestPalm Beach, FL 33408	Chairman, Hotels of Distinction Ventures, Inc. (1989-2005); Chairman, Hotels of Distinction (International), Inc. (1974-2005).	1992	1	$50,001-$100,000	$50,001-$100,000

Class II
Michael F. Holland (63) 375 Park Avenue New York, New York 10152	Chairman, Holland & Company L.L.C. (1995-present); Director, The Holland Balanced Fund, Inc., Reaves Utility Income Fund, Scottish Widows Investment Partnership Trust and The Taiwan Fund, Inc.; Trustee, State Street Master Funds and State Street Institutional Investment Trust.	1992	1	$50,001-$100,000	$50,001-$100,000

Class I
James J. Lightburn (64) 13, Rue Alphonse de Neuville 75017 Paris, France	Attorney, Nomos (2004-present); Attorney, member of Hughes Hubbard & Reed (1993-2004); Chairman of the Board of the Fund.	1992	1	$10,001-$50,000	$10,001-$50,000

Name (Age) and Address of Directors or Nominees for Director	Principal Occupation or Employment During Past Five Years and Other Directorships in Publicly Held Companies	Director Since	Number of Portfolios in Fund Complex Overseen by Directors	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(1)(2)
Class I (continued)
Joe O. Rogers (58) 2477 Foxwood Drive Chapel Hill, NC 27514	The Rogers Team LLC, organizing member (July 2001-present); Manager, The J-Squared Team LLC (April 2003-May 2004); Director, The Taiwan Fund, Inc. (1986-present).	1992	1	$50,001-$100,000	$50,001-$100,000

(1)	The information as to beneficial ownership is based on statements furnished to the Fund by the nominee and other current Directors. The dollar value of the shares is based upon the market price on January 3, 2008.
(2)	The term “Family of Investment Companies” means two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for the purposes of investment and investor services. There is one fund in the fund complex overseen by the Directors.

The Fund’s Board of Directors has an Audit Committee, which is responsible for reviewing financial and accounting matters. The Fund’s Audit Committee is comprised of Directors who are not interested persons of the Fund, and its actions are governed by the Fund’s written Audit Committee Charter. The current members of the Audit Committee are Messrs. Holland, Kirby, Lightburn, Rogers, Tremain (who is retiring) and Tulloch. All members of the Audit Committee are independent as independence is defined in the New York Stock Exchange, Inc.’s listing standards, as may be modified or supplemented. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Audit Committee met four times during the fiscal year ended October 31, 2007. The Audit Committee has a charter which is available on the Fund’s website (www.chinafundinc.com).

The Fund’s Board has a Nominating and Compensation Committee, comprised of the current members of the Audit Committee, which is responsible for nominating candidates to fill any vacancies on the Board. All of the members of the Nominating Committee are independent as independence is defined in the New York Stock Exchange, Inc.’s listing standards, as may be modified or supplemented and are not interested persons of the Fund (as defined in Section 2(a)(19) of the 1940 Act). Currently, the Nominating and Compensation Committee does not consider nominees recommended by stockholders. The Nominating and Compensation Committee believes that it is not necessary to have such a policy because the Board consists entirely of Directors who are not interested persons of the Fund (as defined in Section 2(a)(19) of the 1940 Act). The Nominating and Compensation Committee has a charter which is available on the Fund’s website (www.chinafundinc.com). The Nominating and Compensation Committee evaluates candidate’s qualifications for Board membership and their independence from the Fund’s managers and other principal service providers. The Nominating and Compensation Committee does not have specific minimum qualifications that must be met by a Nominating and Compensation Committee-recommended candidate and there is not a specific process for identifying such candidates. The Nominating Committee met once during the fiscal year ended October 31, 2007. The Nominating and Compensation Committee has a charter which is available on the Fund’s website (www.chinafundinc.com).

The Fund does not have a specified process for stockholders to send communications to the Board because stockholders are able to communicate directly with the Board at the Annual Meeting of Stockholders and the Fund’s reports to stockholders disclose contact information which may be used to direct communications to the Board.

The Fund does not have a policy regarding Board member’s attendance at the Annual Meeting of Stockholders. However, four Directors attended the 2007 Annual Meeting of Stockholders.

The Fund’s Board of Directors held four regular meetings and four special meetings during the fiscal year ended October 31, 2007. Each Director attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act requires the Fund’s officers and Directors, and beneficial owners of more than ten percent of a registered class of the Fund’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange, Inc. The Fund believes that its officers and Directors have complied with all applicable filing requirements for the fiscal year ended October 31, 2006. Section 30(h) of the 1940 Act extends the reporting requirements under Section 16(a) of the 1934 Act to the investment advisers of the Fund and the officers and directors of such investment advisers. The Fund believes that its investment advisers and the officers and directors of such investment advisers have complied with all applicable filing requirements for the fiscal year ended October 31, 2007.

Officers of the Fund

Mr. Gary L. French (age 56), President of the Fund since September 12, 2003, also serves as Senior Vice President of State Street Bank and Trust Company.

Mr. William C. Cox (age 41), Treasurer of the Fund since June 9, 2005, also serves as Vice President of State Street Bank and Trust Company.

Ms. Mary Moran Zeven (age 46), Secretary of the Fund since June 13, 2002, also serves as Senior Vice President and Senior Managing Counsel of State Street Bank and Trust Company.

Mr. Paul Hahesy (age 35), Chief Compliance Officer of the Fund since October, 2007, also serves as Compliance Manager, Foreside Compliance Services, LLC.

Transactions with and Remuneration of Officers and Directors

The aggregate remuneration for Directors was US$241,192 during the year ended October 31, 2007 and, for that period, the aggregate amount of expenses reimbursed by the Fund for Directors’ attendance at directors’ meetings was US$100,675. Each Director currently receives fees, paid by the Fund, of US$3,000 for each directors’ meeting and committee meeting attended and an annual fee of either US$27,500 (for the Chairman of the Fund) or US$15,000 (for the other Directors) as well as US$1,000 for each telephonic Valuation Committee teleconference.

The following table sets forth in US dollars the aggregate compensation from the Fund paid to each Director during the fiscal year ended October 31, 2007.

Name of Director	Aggregate Compensation From Fund(1)	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid To Directors(2)
Michael F. Holland	$41,500	—	—	$41,500
William Kirby(3)	$21,500	—	—	$21,500
James J. Lightburn	$55,500	—	—	$55,500
Joe O. Rogers	$41,500	—	—	$41,500
Alan Tremain	$41,500	—	—	$41,500
Nigel S. Tulloch	$39,692	—	—	$39,692

(1)	Includes compensation paid to Directors by the Fund. The Fund’s Directors did not receive any pension or retirement benefits as compensation for their service as Directors of the Fund.
(2)	There is one fund in the fund complex overseen by the Directors.
(3)	Mr. Kirby was elected by the Board as a Director on September 20, 2007.

Stockholder Approval

Election of each listed nominee for Director requires the affirmative vote of the holders of a majority of the shares of common stock of the Fund voted at the Annual Meeting. THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” EACH NOMINEE FOR DIRECTOR.

PROPOSAL 2

APPROVAL OF THE ELIMINATION OF

THE FUND’S FUNDAMENTAL INVESTMENT POLICY

REQUIRING AT LEAST 65% OF THE FUND’S ASSETS

TO BE INVESTED IN THE EQUITY SECURITIES OF CHINA COMPANIES (AS DEFINED)

At a meeting of the Fund’s Board of Directors held on December 7, 2007, the Directors unanimously voted to approve, and to recommend that stockholders of the Fund approve, a change to the Fund’s investment policies with respect to investments in China companies (defined below) to eliminate the current fundamental investment policy requiring the Fund to invest at least 65%, of its assets in equity securities of “China companies” (as defined for purposes of this policy) (the “Proposed Change”).

Investment Policies

The Fund’s investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities (i) of companies for which the principal securities trading market is in China, (ii) of companies for which the principal securities trading market is outside of China, or constituting direct equity investments in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have at least 50% of their assets, in China or (iii) constituting direct equity investments in companies organized in China (collectively, “China companies”).

The Fund currently has two investment policies setting forth minimum the percentages of its assets that are to be invested in the equity securities of companies in “China” and different approaches to what constitutes “China” for purposes of those policies.

The first policy was adopted when the Fund was established in 1992. This policy states that “under normal market conditions, it is the policy of the Fund to invest substantially all, but not less than 65%, of its assets in equity securities of China companies” (the “65% Policy”). The 65% Policy met regulatory policy requirements under the Investment Company Act of 1940, as amended (the “1940 Act”), until a regulatory change with respect to fund names became effective in 2001.

The second policy was adopted to comply with a new rule, Rule 35d-1 (the “Name Rule”), adopted by the SEC under the 1940 Act and which became effective March 31, 2001. The Name Rule requires mutual funds with a name suggesting that they focus their investments in a particular country, like the Fund, to meet an 80% investment requirement. In order to comply with the Name Rule, the Fund was required to adopt a policy that it would invest at least 80% of its assets in investments that are tied economically to the particular country suggested by its name. This policy states that “the Fund will invest at least 80% of its assets in China and Taiwan companies” (the “80% Policy”).

For the purposes of both the 65% Policy and the 80% Policy China means the Peoples Republic of China, including Hong Kong. The 80% Policy also permits investment in Taiwan, which is formally known as the Republic of China.

Reasons for the Proposed Change

As explained above, there are two investment policies that set forth percentages of the Fund’s assets that are required to be invested in the equity securities of China companies – a 65% Policy and an 80% Policy. The 65% Policy was the Fund’s original policy with respect to investments in China companies. The 80% Policy was added in response to regulatory changes and overlaps the 65% Policy. The Proposed Change will eliminate the requirement that not less than 65% of the Fund’s assets be invested in China (including Hong Kong), but leave in place the requirement that the Fund invest at least 80% of its assets in China (including Hong Kong) and Taiwan. It is anticipated that the Proposed Change will provide the Fund additional flexibility to pursue investment opportunities in China companies in Taiwan. For example, since the Fund was established in 1992, Taiwan has undergone significant economic development, including a lessening of state involvement in investment and foreign trade and the privatization of some large government-owned industrial firms and banks. Taiwan’s economy is now a dynamic capitalist and export-driven economy. Further, although certain trade restrictions still apply, China has become a major export market for Taiwan and a primary destination for Taiwan’s foreign direct investments. Thus, Taiwan currently represents a major investment opportunity for the Fund.

In approving the Proposed Change, subject to the approval of the stockholders, the Board considered several factors. The Board considered that the Proposed Change is expected to permit the Fund the flexibility to pursue additional investment opportunities in Taiwan. In addition, the Board considered that the elimination of the 65% Policy would simplify and modernize the Fund’s investment policies, making them more consistent with the types of investment policies adopted by newer funds. Further, the Board considered that the 65% Policy is a fundamental investment policy, as that term is defined by the 1940 Act and that the 80% Policy is not a fundamental policy. As a fundamental policy, any change to or the elimination of the 65% Policy requires the approval of both the Fund’s Board and the Fund’s stockholders. The 80% Policy may be changed with the approval of the Fund’s Board provided, however, that the Fund must provide stockholders with at least 60 days’ notice prior to any such change. The Board found that the elimination of the 65% Policy was reasonable on the basis that any changes to the 80% Policy would require Board approval and advance notice to stockholders

Directors’ Recommendation

After considering the matters discussed above and other matters deemed relevant, the Directors determined that the Proposed Change is fair and in the best interests of the Fund and its stockholders. At the December 6, 2007 meeting, the Directors unanimously voted to recommend to stockholders that they approve the Proposed Change.

Stockholder Approval

The approval of Proposal 2 requires a vote of either more than 50% of the outstanding shares or 67% of the shares present at the meeting provided that more than 50% of the outstanding shares are present. THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF PROPOSAL 2.

GENERAL INFORMATION

Fund Management and Administration

Martin Currie Inc. (“Martin Currie”) acts as investment manager pursuant to an Investment Advisory and Management Agreement and pursuant to a Direct Investment Advisory Agreement between Martin Currie and the Fund for the portion of the Fund’s assets allocated for investment in listed securities and the portion of the Fund’s assets allocated for investment in direct investments, respectively The principal business address of Martin Currie is Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EH1 2ES, United Kingdom.

State Street Bank and Trust Company acts as Administrator to the Fund pursuant to an Administration Agreement between the Administrator and the Fund. The principal business address of the Administrator is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP (“Deloitte”) serves as the Fund’s independent registered public accounting firm, auditing and reporting on the annual financial statements of the Fund and reviewing certain regulatory reports and the Fund’s federal income tax returns. Deloitte also performs other professional audit and certain allowable non-audit services, including tax services, when the Fund engages it to do so. Representatives of Deloitte are not expected to be available at the meeting.

Audit Fees. The aggregate fees billed by Deloitte in connection with the annual audits of the Fund for the fiscal years ended October 31, 2007 and 2006 were US$54,000 and US$53,000, respectively.

Audit-Related Fees. For the fiscal years ended October 31, 2007 and 2006, Deloitte did not bill the Fund any fees for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under the heading “Audit Fees” above.

Tax Fees. The aggregate fees billed by Deloitte for professional services rendered by Deloitte for tax compliance, tax advice and tax planning (consisting of a review of the Fund’s income tax returns and tax distribution requirements) for the fiscal years ended October 31, 2007 and 2006 were US$9,500 and US$9,000, respectively.

All Other Fees. For the fiscal year ended October 31, 2007, Deloitte did not bill the Fund for the provision of security counts. For the fiscal year ended October 31, 2006, Deloitte billed the Fund US$15,000 for the provision of security counts.

Audit Committee Pre-approval. The Audit Committee’s policy is to pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund’s independent registered public accounting firm. All audit and the tax services described above for which Deloitte billed the Fund fees for the fiscal years ended October 31, 2007 and 2006 were pre-approved by the Audit Committee.

Audit Committee Report

The Audit Committee has reviewed and discussed the Fund’s audited financial statements for the fiscal year ended October 31, 2007 with management of the Fund and with Deloitte, and has discussed with Deloitte the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards), as may be modified or supplemented. The Audit Committee has received written disclosures and the letter on auditor independence from Deloitte required by Independence Standards Board No. 1 (Independence Standards Board No. 1, Independence Discussion with Audit Committees), as may be modified or supplemented, and has discussed with Deloitte its independence. Based on the Audit Committee review and discussions referred to in the two preceding sentences, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund for the fiscal year ended October 31, 2007 be included in its annual report to stockholders and the Fund’s annual report filed with the Securities and Exchange Commission.

James J. Lightburn—Audit Committee Chairman

Alan Tremain—Audit Committee Member

Joe O. Rogers—Audit Committee Member

Michael F. Holland—Audit Committee Member

Nigel S. Tulloch—Audit Committee Member

William Kirby—Audit Committee Member

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Set forth below is information with respect to persons who, to the knowledge of the management of the Fund, owned beneficially more than 5% of the Fund’s outstanding shares as of January 4, 2008. The information is based on publicly available information such as Schedule 13D and 13G disclosures filed with the SEC or other similar regulatory filings from foreign jurisdictions.

Title Of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class*

Common Stock	City of London Investment Management 10 Eastcheap London EN EC3M 1LX, England	Has sole power to vote and dispose of 838,615 shares.	5.75%

*	Percentages are based on the number of outstanding shares of the Fund as of January 4, 2008.

MISCELLANEOUS

Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph, by officers of the Fund or personnel of the Administrator. The Fund has retained The Altman Group, Inc. to assist in the proxy solicitation. The cost of their services is estimated at US$7,500, plus out of pocket expenses. The expenses connected with the solicitation of proxies including proxies solicited by the Fund’s officers or agents in person, by telephone or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund’s shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

In the event that sufficient votes in favor of the proposal set forth in the Notice of this meeting are not received by March 6, 2008, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

STOCKHOLDER PROPOSALS

In order to submit a stockholder proposal to be considered for inclusion in the Fund’s proxy statement for the Fund’s 2008 Annual Meeting of Stockholders, stockholder proposals must be received by the Fund (addressed to The China Fund, Inc., c/o Secretary of the Fund/State Street Bank and Trust Company, P.O. Box 5049, 2 Avenue de Lafayette, 6th Floor, Boston, Massachusetts 02206-5049) not later than September 29, 2008. Any stockholder who desires to bring a proposal at the Fund’s 2009 Annual Meeting of Stockholders without including such proposal in the Fund’s Proxy Statement, must deliver written notice thereof to the Secretary of the Fund (addressed to The China Fund, Inc., c/o Secretary of the Fund/State Street Bank and Trust Company, P.O. Box 5049, 2 Avenue de Lafayette, 6th Floor, Boston, Massachusetts 02206-5049), not before December 15, 2008 and not later than January 12, 2009.

By order of the Board of Directors,

/s/ Mary Moran Zeven
MARY MORAN ZEVEN Secretary c/o State Street Bank and Trust Company P.O. Box 5049, 2 Avenue de Lafayette, 6th Floor Boston, Massachusetts 02206-5049 January 28, 2008

PROXY	PROXY

THE CHINA FUND, INC.

This proxy is solicited on behalf of the Board of Directors

Annual Meeting of Stockholders – March 6, 2008

The undersigned stockholder of The China Fund, Inc. (the “Fund”) hereby appoints Mary Moran Zeven, Elizabeth A. Watson, Tim Walsh, William C. Cox and Gary L. French or any of them, proxies of the undersigned, with full power of substitution to vote and to act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund, to be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, NY 10019 at 9:00 A.M., local time, on March 6, 2008, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

The shares represented by this proxy will be voted in accordance with the instructions given by the stockholder, but if no instructions are given, this proxy will be voted in favor of Proposal 1 and Proposal 2 as set forth in this proxy. In addition, this proxy will be voted, in the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournments thereof. The undersigned revokes any and all proxies with respect to such shares heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement dated January [22], 2008.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Has your address changed?	Do you have any comments?

FRONT OF PROXY CARD

THE CHINA FUND, INC.

C/O COMPUTERSHARE

P.O. BOX 8694

EDISON, NJ 08818-8694

☑	Please mark your votes as in this example.

THE CHINA FUND, INC.

Proposal 1: To elect two Class III directors to serve for a term expiring on the date on which the annual meeting of stockholders is held in 2011.

Class III Nominees:		(01) Nigel Tulloch

	FOR	☐	☐	WITHHELD
	NOMINEE			FROM
NOMINEE

(02) William Kirby

	FOR	☐	☐	WITHHELD
	NOMINEE			FROM
NOMINEE

Proposal 2: To approve the proposed elimination of the Fund’s fundamental investment policy requiring at least 65% of the Fund’s assets to be invested in the equity securities of China companies.

☐	FOR THE PROPOSAL	☐	AGAINST THE PROPOSAL	☐	ABSTAIN

Mark box at right if an address change or comment  ☐

has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.	Date:

Stockholder sign here	Co-owner sign here

RECORD DATE SHARES:

BACK OF CARD